SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 24, 2001
                                 --------------
                                 April 24, 2001



                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)




Louisiana                             1-10294                   72-0724532
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.                 Description                           Page. No.

99.11          Summary of Nonperforming Loan Activity                 3



Item 9.  Regulation FD Disclosure.

         Hibernia Corporation is furnishing herewith the information attached as
Exhibit 99.11, which information is incorporated by reference into this item 9 and which information is being provided to certain investors and financial analysts. The furnishing of this information is not intended to constitute a representation that such furnishing is required by Regulation FD or that the material contained therein includes material information.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HIBERNIA CORPORATION
                                                (Registrant)


Date:  April 24, 2001                       By:  /s/ Cathy E. Chessin
                                                   Cathy E. Chessin
                                                   Corporate Counsel and
                                                   Secretary

----------------------------------------------------------------------------------------------------------------------------
HIBERNIA CORPORATION -- SUMMARY OF NONPERFORMING LOAN ACTIVITY
----------------------------------------------------------------------------------------------------------------------------
                                        2001                                         2000
----------------------------------------------------------------------------------------------------------------------------
                                       First             Fourth             Third            Second             First
($ in thousands)                      Quarter            Quarter           Quarter           Quarter           Quarter
----------------------------------------------------------------------------------------------------------------------------
Nonperforming loans
  at beginning of period              $ 81,955           $ 105,518         $ 95,160          $ 77,440          $ 76,461
Additions                               29,285              42,305           36,062            41,057            11,329
Charge-offs, gross                      (7,461)            (46,703)         (10,673)           (9,499)           (3,998)
Transfer to OREO                          (549)               (460)          (1,889)           (1,693)           (1,355)
Returns to performing Status              (419)               (508)          (3,893)           (1,522)             (420)
Payments                                (5,877)             (5,714)          (9,102)           (8,636)           (4,506)
Sales                                  (19,470)            (12,483)            (147)           (1,987)              (71)
----------------------------------------------------------------------------------------------------------------------------
Nonperforming loans
  at end of period                    $ 77,464           $  81,955         $105,518          $ 95,160          $ 77,440
----------------------------------------------------------------------------------------------------------------------------